UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 23, 2022

Kismet Acquisition Three Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40078	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Library Avenue, Suite 204 Newark, Delaware	19715
(Address of principal executive offices)	(Zip Code)

(302) 738-6680
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one Warrant	KIIIU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.001 per share	KIII	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	KIIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 23, 2022, Kismet Acquisition Three Corp. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that because it is delinquent in filing its Quarterly Report on Form 10-Q for the period ended June 30, 2022 (the “Form 10-Q”), it was not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”). The Listing Rule requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission.

The Notice stated that the Company has sixty calendar days from the date of the Notice to submit a plan to regain compliance with the Listing Rule. If Nasdaq accepts the Company’s plan, it has the discretion to grant the Company an extension of up to 180 calendar days from the due date of the Form 10-Q (or until February 20, 2023) to regain compliance. The Notice has no immediate effect on the listing of the Company’s securities on Nasdaq.

As previously disclosed in the Company’s Notification of Late Filing on Form 12b-25 filed on August 16, 2022, the Company was unable to file the Form 10-Q by the required due date of August 15, 2022 because the Company needs additional time to complete the financial statements to be included in the Form 10-Q. The Company intends to file its Form 10-Q as soon as practicable to cure the deficiency outlined in the Notice.

On September 6, 2022, the Company issued a press release disclosing its receipt of the Notice. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 6, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KISMET acquisition THREE corp.

By:	/s/ Ivan Tavrin
Name:	Ivan Tavrin
Title:	Chairman and Chief Executive Officer

Date: September 6, 2022

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